                                                                    Exhibit 10.6

[JPMORGAN LOGO]

                                                           MIDDLE MARKET BANKING

                                PLEDGE AGREEMENT

     In consideration of one of more loans, letters of credit or other extensions of credit or financial accommodations extended by JPMORGAN CHASE BANK or any of its subsidiaries or affiliates (the "Lender") to the undersigned (or, if a different person or entity is set forth in the definition of "Liabilities" below, to such person or entity), the undersigned and the Lender agree as follows:

     1.   DEFINITIONS.

     "Account Assets" means all Deposits, Securities, securities entitlements and any other assets held in trust, or in any custody, subcustody, safekeeping, investment management accounts, or other accounts of the undersigned with the Lender or any other custodian, trustee or Clearing System or held by any intermediary (all of which shall be considered "financial assets" under the UCC).

     "Clearing System" means the Depository Trust Company ("DTC") and such other clearing or safekeeping system that may from time to time be used in connection with transactions relating to or the custody of any Securities, and any depository for any of the foregoing.

     "Collateral" means: (i) the Deposits, Securities and Account Assets (as defined below) that are listed on Exhibit A; (ii) all additions to, and proceeds, renewals, investments, reinvestments and substitutions of the foregoing, whether or not listed on Exhibit A; (iii) all certificates, receipts and other instruments evidencing any of the foregoing. Notwithstanding anything to the contrary in this Agreement, "Collateral" shall not include any securities issued by an affiliate of the Lender, including any of the J.P. Morgan family of funds. The Collateral pledged pursuant to this Agreement shall secure only the liabilities of the undersigned pursuant to the terms of a certain guaranty executed by the undersigned in favor of the Lender of even date hereof.

     "Deposits" means the deposits of the undersigned with the Lender (whether or not held in trust, or in any custody, subcustody, safekeeping, investment management accounts, or other accounts of the undersigned with the Lender).

     "Liabilities" means all obligations and liabilities of LEVCOR INTERNATIONAL, INC. to the Lender pursuant to that certain Promissory Note dated
April   , 2002 with the principal amount of $3,000,000, made by it payable to the Lender, and any renewals, extensions or modifications thereof, of whatever nature, whether now existing or hereafter incurred or acquired, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, primary or secondary, sole, joint, several or joint and several, secured or unsecured, arising by operation of law or otherwise, and all costs and expenses incurred by the Lender in connection with the Collateral, this Agreement or any Liability Document.

     "Liability Document" means any instrument, agreement or document evidencing, governing or delivered in connection with the Liabilities.

     "Securities" means the stocks, bonds and other instruments and securities held in trust or in any custody, subcustody, safekeeping, investment management accounts now or hereafter maintained by the undersigned with Lehman Brothers, Inc. (the "Intermediary") in securities account number 834-27032-15-677.

     "UCC" means the Uniform Commercial Code in effect from time to time in the State of New York. Unless the context otherwise requires, all terms used in this Agreement which are defined in the UCC will have the meanings stated in the UCC.

     2.   GRANT OF SECURITY INTEREST.

     As security for the payment of all the Liabilities, the undersigned pledges, transfers and assigns to the Lender and grants to the Lender a security interest in and right of setoff against, the Collateral.

     3.   AGREEMENTS OF THE UNDERSIGNED AND RIGHTS OF THE LENDER.

     The undersigned agrees as follows and irrevocably authorizes the Lender to exercise the rights listed below, at its option, for its own benefit, either in its own name or in the name of the undersigned, and appoints the Lender as its attorney-in-fact to take all action permitted under this Agreement.

     (a) DEPOSITS: The Lender may: (i) renew the Deposits on terms and for periods the Lender deems appropriate; (ii) demand, collect, and receive payment of any monies or proceeds due or to become due under the Deposits; (iii) execute any instruments required for the withdrawal or repayment of the Deposits; (iv) in all respects deal with the Deposits as the owner; provided that, as to (ii) through (iv), until the occurrence of a Default (as defined in Section 7 below), the Lender will only take that action if, in its judgment, failure to take that action would impair its rights under this Agreement.

     (b) SECURITIES: The Lender may: (i) transfer to the account of the Lender any Securities whether in the possession of, or registered in the name of, any Clearing System or held otherwise; (ii) transfer to the account of the Lender with any Federal Reserve Lender any Securities held in book entry form with any such Federal Reserve Lender; (iii) transfer to the name of the Lender or its nominee any Securities registered in the name of the undersigned and held by the Lender or the Intermediary and complete and deliver any necessary stock powers or other transfer instruments; and (iv) transfer to the account of the Lender any Securities registered in the name of the undersigned and held by the Intermediary; provided that until the occurrence of a Default, the Lender will only take that action if, in its judgment, failure to take that action would impair its rights under this Agreement.

     The undersigned grants to the Lender an irrevocable proxy to vote any and all Securities and give consents, waivers and ratifications in connection with those Securities upon and after the occurrence of a Default.

     All payments, distributions and dividends in securities, property or cash shall be paid directly to and, at the discretion of the Lender, retained by the Lender and held by it, until applied as provided in this Agreement, as additional Collateral; provided that until the occurrence of a Default, interest on Deposits and cash dividends on Securities paid in the ordinary course will be paid to the undersigned.

     (c) GENERAL: The Lender may, in its name, or in the name of the undersigned: (i) execute and file financing statements under the UCC or any other filings or notices necessary or desirable to create, perfect or preserve its security interest, all without notice (except as required by applicable law and not waivable) and without liability except to account for property actually received by it; (ii) demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any item of the Collateral (but shall be under no obligation to do so); (iii) make any notification (to the issuer of any certificate or Security, or otherwise, including giving any notice of exclusive control to the intermediary) or take any other action in connection with the perfection or preservation of its security interest or any enforcement of remedies, and retain any documents evidencing the title of the undersigned to any item of the Collateral; (iv) issue entitlement orders with respect to any of the Collateral to any Intermediary without the consent of the undersigned.

     The undersigned agrees that it will not file or permit to be filed any financing or like statement with respect to the Collateral in which the Lender is not named as the sole secured party, consent or be a party to any securities account control agreement or other similar agreement with any Intermediary (an "Account Control Agreement") to which the Lender is not also a party or sell, assign, or otherwise dispose of, grant any option with respect to, or pledge, or otherwise encumber the Collateral. Unless otherwise expressly agreed, the undersigned will not trade or withdraw any Account Assets without the Lender's express written consent. At the request of the Lender the undersigned agrees to do all other things which the Lender may deem necessary or advisable in order to perfect and preserve the security interest and to give effect to the rights granted to the Lender under this Agreement or enable the Lender to comply with any applicable laws or regulations. Notwithstanding the foregoing, the Lender does not assume any duty with respect to the Collateral and is not required to take any action to collect, preserve or protect its or the undersigned's rights in any item of the Collateral. The undersigned releases the Lender and agrees to hold the Lender harmless from any claims, causes of action and demands at any time arising with respect to this Agreement, the use or disposition of any item of the Collateral or any action taken or omitted to be taken by the Lender with respect thereto. The undersigned shall not change its name, jurisdiction of incorporation or organization, place of business, chief executive office or principal residence (as applicable) without providing the Lender at least 45 days' advance written notice of and details of such change.

     The rights granted to the Lender pursuant to this Agreement are in addition to the rights granted to the Lender in any custody, investment management, trust, Account Control Agreement or similar agreement. In case of conflict between the provisions of this Agreement and of any other such agreement, the provisions of this Agreement will prevail.

     4.   LOAN VALUE OF THE COLLATERAL.

     The undersigned agrees that all times the amount of the Liabilities may not exceed the aggregate Loan Value of the Collateral. The undersigned will, at the Lender's option, either supplement the Collateral or make any payment under the Liabilities to the extent necessary to ensure compliance with this provision or the Lender may liquidate Collateral to the extent necessary to ensure compliance with this provision. "Loan Value" means the value assigned by the Lender from time to time, in its sole reasonable discretion, to each item of the Collateral.

     5.   CURRENCY CONVERSION.

     For calculation purposes, any currency in which the Collateral is denominated (the "Collateral Currency") will be converted into the currency of the Liabilities (the "Liability Currency") at the spot rate of exchange for the purchase of the Liability Currency with the Collateral Currency quoted by the Lender at such place as the Lender deems appropriate (or, if no such rate is quoted on any relevant date, estimated by the Lender on the basis of the Lender's last quoted spot rate) or another prevailing rate that the Lender deems more appropriate.

     6.   REPRESENTATIONS AND WARRANTIES.

     The undersigned represents and warrants: (a) the undersigned is the sole owner of the Collateral; (b) the Collateral is free of all encumbrances except for the security interest in favor of the Lender created by this Agreement; (c) no authorizations, consents or approvals and no notice to or filing with any governmental authority or regulatory body is required for the execution and delivery of this Agreement or the exercise by the Lender of its rights and remedies; (d) the execution, delivery and performance of this Agreement will not violate any provisions of applicable law, regulation or order and will not result in the breach of, or constitute a default, or require any consent under, any agreement, instrument or document to which the undersigned is a party or by which it or any of its property may be bound or affected; (e) as to Deposits and Account Assets, the undersigned has not withdrawn, canceled, been repaid or redeemed all or any part of any Deposits or Account Assets and there is no such pending application; (f) as to Securities, the Securities have been duly authorized and are fully paid and non-assessable, there are no restrictions on pledge of the Securities by the undersigned nor on sale of the Securities by the Lender (whether pursuant to securities laws or regulations or shareholder, lock-up or other similar agreements) and the Securities are fully marketable by the Lender as pledgee, without regard to any holding period, manner of sale, volume limitation, public information or notice requirements; (g) if the undersigned is a corporation, partnership, limited liability company, limited liability partnership or trust, it is duly organized and validly existing under the laws of the jurisdiction of its organization, it has full power and authority to execute, deliver and perform this Agreement, the execution, delivery and performance have been duly authorized, will not conflict with any provisions of its governing instruments and the Agreement is a legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

     7.   DEFAULT.

     Each of the following is a default ("Default")

     (i) any sum payable on any of the Liabilities is not paid when due; (ii) any representation and warranty of the undersigned or other person liable on or for any of the Liabilities ("Liability Party", which term, if the undersigned is a guarantor or providing collateral security for the Liabilities of another person or entity, includes such person or entity) in this Agreement or in any Liability Document shall prove to have been incorrect in any material respect on or after the date hereof; (iii) the undersigned or any Liability Party fails to perform or observe any term, covenant, or condition under this Agreement or under any Liability Document or any other default, event of default or similar event so specified or defined under any Liability Document shall occur; (iv) any indebtedness of the undersigned or of any Liability Party or interest or premium thereon is not paid when due (whether by scheduled maturity, acceleration, demand or otherwise); (v) the undersigned or any Liability Party; (a) is generally not, or is unable to, or admits in writing its inability to, pay its debts as its debts become due; (b) makes an assignment for the benefit or creditors, or petitions or applies to any tribunal for the appointment of a custodian, receiver or trustee for its or a substantial part of its assets; (c) commences any proceeding under any law relating to bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation; (d) has any such petition filed, or any such proceeding has been commenced against it, in which an adjudication is made or order for relief is entered or which remains undismissed for a period of 30 days; (e) has a receiver, custodian or trustee appointed for all or a substantial part of its property; or (f) takes any action effectuating, approving or consenting to any of the events described in this section (v); (vi) the undersigned or any Liability Party shall die, dissolve or for any reason cease to be in existence or merge or consolidate; or if the undersigned or any

Liability Party is a partnership, limited liability partnership or limited liability company, any general partner, partner or member, respectively, shall die, dissolve or for any reason cease to be in existence or cease to be a partner or member, as the case may be, or shall merge or consolidate; (vii) the undersigned or any Liability Party is involved in a proceeding relating to, or which may result in, a forfeiture of all or a substantial part of the undersigned's or any Liability Party's assets or a material judgment is entered against the undersigned or any Liability Party; (viii) there is, in the opinion of the Lender, a material adverse change in the business, prospects, assets, operations or condition, financial or otherwise, of the undersigned or any Liability Party; then, unless and to the extent that the Lender otherwise elects, the Lender will be entitled to exercise any of the rights and remedies under this Agreement.

     8.   REMEDIES.

     On a Default, the Lender will have the rights and remedies of a secured party after default under the UCC and the other rights granted to the Lender under this Agreement, and, without limiting the foregoing, is expressly entitled, without notice or demand, to sell, lease, license, collect, redeem, offset, setoff, debit, charge or otherwise dispose of or liquidate into cash, publicly or privately any such Collateral and/or to apply it or the proceeds thereof to repay any of the Liabilities in such amounts as it in its sole discretion may select (regardless of whether any such Liabilities are contingent, unliquidated or unmatured or whether the Lender has any other recourse to the undersigned or any Liability Party or any other collateral or assets). The Lender may modify or disclaim any warranties or other representations or recourse in connection with any such disposition or liquidation. The Lender may exercise its rights without regard to any premium or penalty from liquidation of any Collateral and without regard to the undersigned's basis or holding period for any Collateral.

     The Lender may sell in the Borough of Manhattan, New York City, or elsewhere, in one or more sales or parcels, at the price as the Lender deems best, for cash or on credit or for other property, for immediate or future delivery, any item of the Collateral, at any broker's board or at public or private sale, in any reasonable manner permissible under the UCC (except that, to the extent permissible under the UCC, the undersigned waives any requirements of the UCC) and the Lender or anyone else may be the purchaser of the Collateral and hold it free from any claim or right including, without limitation, any equity of redemption of the undersigned, which right the undersigned expressly waives. The Lender may in its sole discretion elect to conduct any sale (and related offers) of any Collateral in such a manner as to avoid the need for registration or qualification thereof under any Federal or state securities laws, that such conduct may include restrictions (including as to potential purchasers) and other requirements (such as purchaser representations) which may result in prices or other terms less favorable than those which might have been obtained through a public sale not subject to such restrictions and requirements and that any offer and sale so conducted shall be deemed to have been made in a commercially reasonable manner.


     The Lender may also, in its sole discretion: (i) convert any part of the Collateral Currency into the Liability Currency; (ii) hold any monies or proceeds representing the Collateral in a cash collateral account in the Liability Currency or other currency that the Lender reasonably selects;
(iii) invest such monies or proceeds on behalf of the undersigned; and (iv) apply any portion of the Collateral, first, to all costs and expenses of the Lender, second, to the payment of interest on the Liabilities and any fees or commissions to which the Lender may be entitled, third, to the payment of principal of the Liabilities, whether or not then due, and fourth, to the undersigned.

     The undersigned will pay to the Lender all expenses (including reasonable attorneys' fees and legal expenses incurred by the Lender and the allocated costs of its in-house counsel) in connection with the exercise of any of the Lender's rights or obligations under this Agreement or the Liability Documents. The undersigned will take any action requested by the Lender to allow it to sell or dispose of the Collateral. Notwithstanding that the Lender may continue to hold Collateral and regardless of the value of the Collateral, the undersigned will remain liable for the payment in full of any unpaid balance of the Liabilities.

     9.     JURISDICTION.

     The undersigned consents to the non-exclusive jurisdiction of the State and Federal courts sitting in the City of New York and agrees that suit may be brought against the undersigned in those courts or in any other jurisdiction where the undersigned or any of its assets may be found, and the undersigned irrevocably submits to the jurisdiction of those courts. The undersigned consents to the service of process by mailing copies of process to the undersigned at its most recent mailing address to the records of the Lender.
The undersigned further agrees that any action or proceeding brought against the Lender may be brought only in a New York State or United States Federal court sitting in New York County.

     The undersigned agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit or proceeding in such state and hereby waives any defense on the basis of an inconvenient forum. Nothing herein shall affect the right of the Lender to serve legal process in any other manner permitted by law or affect the right of the Lender to bring any action or proceeding against the undersigned or its property in the courts of any other jurisdiction.

     10.     WAIVER OF JURY TRIAL.

     THE UNDERSIGNED AND THE LENDER EACH WAIVE ANY RIGHT TO JURY TRIAL.
     -----------------------------------------------------------------

     11.     NOTICES.

     Unless otherwise agreed in writing, notices may be given to the Lender and the undersigned at their telecopier numbers (confirmed by telephone to their telephone numbers) or addresses listed on the signature page of this Agreement, or such other telecopier (and telephone) number or addresses communicated in writing by either party to the other. Notices to the Lender are effective on receipt.

     12.     MISCELLANEOUS.

     (a) The Lender may assign any of the Collateral and any of its interests in this Agreement (and may assign the Liabilities to any party) and will be fully discharged from all responsibility as to the assigned Collateral. That assignee will have all the powers and rights of the Lender hereunder, but only as to the assigned Collateral.
     (b) No amendment or waiver of any provision of this Agreement nor consent to any departure by the undersigned will be effective unless it is in writing and signed by the undersigned and the Lender and will be effective only in that specific instance and for that specific purpose. No failure on the part of the Lender to exercise, and no delay in exercising, any right will operate as a waiver or proclude any other or further exercise or the exercise of any other right.
     (c) The rights and remedies in this Agreement are cumulative and not exclusive of any rights and remedies which the Lender may have under law or under other agreements or arrangements with the undersigned or any Liability Party.
     (d) The provisions of this Agreement are intended to be severable. If for any reason any provision of this Agreement is not valid or enforceable in whole or in part in any jurisdiction, that provision will, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without in any manner affecting the validity or enforceability in any other jurisdiction or the remaining provisions of this Agreement.
     (e) The term "undersigned" will include all signatories, if more than one, and the terms, covenants and conditions and the representations and warranties will be joint and several. The term "undersigned" will also include the heirs, executors, administrators, assigns and successors of the undersigned.
     (f) The undersigned hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing the Liabilities or the Collateral and any other notices and demands, whether or not relating to those instruments.
     (g) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE
LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has signed this Agreement this 30 day of April, 2002.


                                                /s/ Robert A. Levinson
                                                ---------------------------
                                                ROBERT A. LEVINSON


Address for notices:
-------------------

c/o Levcor International, Inc.
462 Seventh Avenue, 20th Floor
New York, New York 10018-7423
Telecopier:
Telephone:

ACCEPTED:
--------

JPMORGAN CHASE BANK

By: /s/ Juan Zaire
    -----------------------
Name:   Juan Zaire
Title:  V.P.

Address for notices to the Lender:
---------------------------------

JPMorgan Chase Bank
Middle Market Banking
1411 Broadway, 5th Floor
New York, New York 10018
Attn:        Taryn E. Isherwood
Telecopier:  (212) 391-2102
Telephone:   (212) 391-6130

                                                   EXHIBIT A


                         DESCRIPTION OF THE COLLATERAL

ALL ASSETS HELD OR TO BE HELD IN THE FOLLOWING CUSTODY OR SUBCUSTODY ACCOUNTS, SAFEKEEPING ACCOUNTS, INVESTMENT MANAGEMENT ACCOUNTS AND/OR OTHER ACCOUNT WITH
INTERMEDIARY:

Type of Account          Account Number              Entity/Location
---------------          --------------              ---------------

Investment              834-27032-15 677          399 Park Avenue, 5th Floor
                                                    New York, New York 10022



                                       8